UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21966

Camco Investors Fund

(Exact name of registrant as specified in charter)

116 S. Stewart Street

Winchester, VA 22601

(Address of principal executive offices)(Zip code)

Dennis Connor

116 S. Stewart Street

Winchester, VA 22601

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CAMCO INVESTORS FUND

DECEMBER 31, 2012

Dear Fellow Shareholders,

We are pleased to bring you the 2012 annual letter to shareholders for the CAMCO Investors Fund.  In many ways 2012 was a very challenging year.  There were significant uncertainties in the markets, yet stock prices moved much higher than anticipated.  For the year, the Fund saw a positive gain of +7.13%.  This trailed the returns for the S+P 500 of 16.0% and for the Russell 3000 Value Index of 17.56%.  The Fund returns were impacted by several decisions the Portfolio Managers made.

First, we were concerned about the expiring Bush era tax cuts and felt there was a significant risk of seeing equity prices drop if taxes were to go significantly higher.  This was especially a concern we had with regard to capital gains and dividend taxes, and we felt that a cautious stance was warranted.  This caused us to take a conservative stance and to hold significant cash levels in the portfolio for most of the year.  We felt that the past year presented some unusually large risks which caused to take this additional step of prudence.   As it turned out, the market climbed this “wall of worry “quite successfully and shrugged off this risk.  Second, we had expectations of seeing interest rates and inflation begin to go higher due to the tremendous debt levels, yet unprecedented Federal Reserve actions of buying mortgages and providing monetary stimulus helped to keep rates at what we believe (and still believe) are artificially low levels.  The fact that inflation did not materialize caused portfolio positions which benefit from higher rates to not do as well as hoped.  Stocks which helped performance in 2012 included healthcare companies Covidien,  Abbott Labs and Mylan, all up greater than 20%.  Materials stocks including Southern Copper and Global Specialty Metals detracted from performance and were sold.

So, what are our expectations for 2013?  First, we were very pleased with the outcome of the new tax bill Congress passed, at the last moment, of course.  For the vast majority of investors, low rates on capital gains, dividends and estate taxes were made permanent.  There were many other proposals made which could have had a much more negative outcome for investors and the markets, but they fortunately did not get passed.  Second, Congress basically punted on the spending cuts and Sequestration cuts until later this year.  Our expectation is that we will probably not see meaningful spending reform given the current makeup of Congress and the Executive branch.  The result is that we think the next few years will see a much improved outlook for stocks, especially dividend paying stocks, and a more negative outlook for bonds.  We know we have been urging shareholders and clients to reduce exposure to bonds for some time, but it looks like the much anticipated increase in rates is finally occurring.  We have seen rates begin to move up this year, and we have seen a significant reversal in investor sentiment, with bond sales and stock purchases beginning.  This reverses a four year trend which saw bonds take the vast majority of new investment dollars.

In terms of the portfolio, we have reduced the cash position and committed those assets into stocks which we believe are attractive at today’s prices.  We see several long term investment trends we believe will continue to grow and we have invested accordingly.  These trends include the explosion of domestic oil and natural gas reserves as new techniques like fracking have been employed.  We believe there is a real opportunity over the next fifteen years to see North America as completely energy self sufficient.  This would be a tremendous positive for both the economy and national security.  We believe that many energy companies, especially refiners, pipeline and oil service companies will benefit from this trend.  Second, we see the need for significant spending on infrastructure and believe that companies involved in making everything from cranes to water systems will benefit.  Third, we have invested to take advantage of the continuing growth of wireless communication.   This would include everything from cell phone towers to electronic point of sale transactions.  We have found that the dominant companies benefitting from these and other major trends are often trading at significant discounts to the market as a whole, and as famed investor Ron Muhenkamp is fond of saying”  “It’s good to buy Cadillacs at Chevy prices” .  That is what we believe we are doing.

Thank you again for your commitment to the Fund.  As always, we are glad to speak with you and look forward to hearing from many shareholders this year.

Dennis Connor

Rick Weitz

President

Portfolio Manager

February 2013

CAMCO INVESTORS FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING DECEMBER 31, 2012

	1 Year	3 Year	5 Year	Since Inception *	Ending Value
Camco Investors Fund	7.13%	4.99%	(2.02)%	0.88%	$10,920
S&P 500 Index	16.00%	10.86%	1.66%	7.04%	$19,847
Domini 400 Social Index	13.24%	8.78%	1.98%	6.53%	$18,918
Russell 3000 Value Index	17.56%	10.92%	0.83%	7.47%	$20,678

Camco Investors Fund
S&P 500 Index
Domini 400 Social Index
Russell 3000 Value Index
20,000
15,000
10,000
5,000
12/4/2002 (Fund Inception)
December-02
June-03
December-03
June-04
December-04
June-05
December-05
June-06
December-06
June-07
December-07
June-08
December-08
June-09
December-09
June-10
December-10
June-11
December-11
June-12
December-12

* This chart assumes an initial investment of $10,000 made on December 4, 2002, following an investment adviser and investment objective change that was approved December 4, 2002.  The investment adviser began trading pursuant to the new investment objectives on August 11, 2004. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Domini 400 Social Index (“DS400”) is a market-cap-weighted stock index of 400 publicly traded American companies that have met certain standards of social and environmental excellence.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (866) 878-5677.

CAMCO INVESTORS FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Camco Investors Fund
	Schedule of Investments
	December 31, 2012

Shares		Value

COMMON STOCKS - 75.65%

Accident & Health Insurance - 4.41%
8,000	Aflac Inc.	$ 424,960

Beverages - 4.14%
11,000	Coca Cola Co.	398,750

Crude Petroleum & Natural Gas - 2.16%
4,000	Devon Energy Corp.	208,160

Electronic & Other Electrical Equipment - 3.58%
6,500	Emerson Electric Co.	344,240

Electronic Computers - 3.73%
675	Apple Inc.	359,217

Electronic Equipment & Instruments - 2.93%
5,442	Dominion Resources, Inc.	281,895
25	Flextronics International Ltd. (Singapore) *	155
		282,050
Guided Missiles & Space Vehicles - 2.40%
2,500	Lockheed Martin Corp.	230,725

Health Care Equipment & Supplies - 4.86%
8,100	Covidien Ltd.	467,694

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 3.10%
4,000	Compass Minerals International, Inc.	298,840

National Commercial Banks - 7.64%
8,000	JP Morgan Chase & Co.	351,753
12,000	US Bancorp	383,280
		735,033
Oil, Gas Consumable Fuels - 3.20%
4,500	National Oilwell Varco, Inc.	307,575

Pharmaceutical Preparations - 4.08%
6,000	Abbott Laboratories	393,000

Pharmaceuticals - 4.85%
17,000	Mylan, Inc. *	467,160

Radio & TV Broadcasting & Communications Equipment - 5.14%
8,000	Qualcomm, Inc.	494,877

Retail Eating Places - 6.69%
8,000	Jack In The Box, Inc. *	228,800
4,700	McDonalds Corp.	414,587
		643,387
Services-Prepackaged Software - 4.67%
13,500	Oracle Corp.	449,820

State Commercial Banks - 3.47%
13,000	Bank of New York Co. Inc.	334,100

Wholesales-Groceries and Related Products - 4.60%
14,000	Sysco Corp.	443,240

TOTAL FOR COMMON STOCKS (Cost $6,240,854) - 75.65%		7,282,828

EXCHANGE TRADED FUND - 3.61%
7,500	Market Vectors Gold Miners	347,925
TOTAL FOR EXCHANGE TRADED FUND (Cost $394,840) - 3.61%		347,925

EXCHANGE TRADED NOTE - 2.97%
10,000	iPath 30 Year US Treasury Long Bond Bear *	285,400
TOTAL FOR EXCHANGE TRADED NOTE (Cost $289,929) - 2.97%		285,400

LIMITED PARTNERSHIPS - 4.08%
4,925	Kinder Morgan Energy Partners, LP	392,966
TOTAL FOR LIMITED PARTNERSHIPS (Cost $171,825) - 4.08%		392,966

REAL ESTATE INVESTMENT TRUST - 7.69%
5,000	American Tower Corp.	424,985
30,000	Ashford Hospitality Trust, Inc.	315,300
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $581,906) - 7.69%		740,285

TOTAL INVESTMENTS (Cost $7,679,354) - 94.00%		9,049,404

OTHER ASSETS IN EXCESS OF LIABILITIES - 6.00%		577,806

NET ASSETS - 100.00%		$ 9,627,210

* Non-income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 7,282,828	-	-	$ 7,282,828
Exchange Traded Fund	347,925	-	-	347,925
Exchange Traded Note	285,400	-	-	285,400
Limited Partnerships	392,966	-	-	392,966
Real Estate Investment Trusts	740,285	-	-	740,285
	$ 9,049,404	-	-	$ 9,049,404

The Fund did not hold any Level 3 assets during the year ended December 31, 2012. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
December 31, 2012

Assets:
Investments in Securities, at Value (Cost $7,679,354)	$ 9,049,404
Cash	584,522
Receivables:
Dividends and Interest	9,107
Total Assets	9,643,033
Liabilities:
Due to Advisor	15,823
Total Liabilities	15,823
Net Assets	$ 9,627,210

Net Assets Consist of:
Paid In Capital	$ 10,476,755
Accumulated Realized Loss on Investments	(2,219,595)
Unrealized Appreciation in Value of Investments	1,370,050
Net Assets, for 928,273 Shares Outstanding	$ 9,627,210

Net Asset Value Per Share	$ 10.37

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the year ended December 31, 2012

Investment Income:
Dividends	$ 185,149
Interest	92
Total Investment Income	185,241

Expenses:
Advisory Fees (Note 3)	189,631
Total Expenses	189,631

Net Investment Loss	(4,390)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	603,377
Net Change in Unrealized Appreciation on Investments	58,509
Realized and Unrealized Gain on Investments	661,886

Net Increase in Net Assets Resulting from Operations	$ 657,496

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2012	12/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (4,390)	$ (22,847)
Net Realized Gain (Loss) on Investments	603,377	(323,276)
Unrealized Appreciation (Depreciation) on Investments	58,509	(253,212)
Net Increase (Decrease) in Net Assets Resulting from Operations	657,496	(599,335)

Distributions to Shareholders:
Net Investment Income	-	-
Return of Capital	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 4)	(334,952)	161,693

Total Increase (Decrease) in Net Assets	322,544	(437,642)

Net Assets:
Beginning of Period	9,304,666	9,742,308

End of Period (Including Undistributed Net Investment Income (Loss) of $0 and $0, respectively)	$ 9,627,210	$ 9,304,666

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 9.68	$ 10.27	$ 8.96	$ 7.39	$ 11.71

Income From Investment Operations:
Net Investment Income (Loss) * #	-	(0.02)	(0.01)	0.02	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	0.69	(0.57)	1.32	1.58	(4.25)
Total from Investment Operations	0.69	(0.59)	1.31	1.60	(4.21)

Distributions:
Net Investment Income	-	-	-	(0.02)	(0.04)
Return of Capital	-	-	-	(0.01)	-
Realized Gains	-	-	-	-	(0.07)
Total from Distributions	-	-	-	(0.03)	(0.11)

Net Asset Value, at End of Period	$ 10.37	$ 9.68	$ 10.27	$ 8.96	$ 7.39

Total Return **	7.13%	(5.74)%	14.62%	21.71%	(35.89)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,627	$ 9,305	$ 9,742	$ 8,420	$ 6,527
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	(0.23)%	(0.07)%	0.28%	0.36%
Portfolio Turnover	97.71%	68.50%	26.86%	13.51%	21.42%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
# Amount calculated is less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized as a diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006.  The Fund acquired all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  Effective December 4, 2002, a new investment advisor and investment objective was approved for the Predecessor Fund.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Reclassifications- In accordance with GAAP, the Fund recorded a permanent book/tax difference of $4,390 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement and Transactions with Affiliates

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, fees and expenses of acquired funds, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the year ended December 31, 2012, the Adviser earned a fee of $189,631 from the Fund.  At December 31, 2012, the Fund owed the Adviser $15,823.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.

Note 4. Capital Share Transactions

Paid in capital at December 31, 2012, was $10,476,755 representing 928,273 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock.

Transactions in capital stock were as follows:

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount
Shares sold	145,541	$ 1,477,529	71,129	$750,256
Shares issued in reinvestment of dividends	-	-	-	-
Shares redeemed	(178,337)	(1,812,481)	(58,486)	(588,563)
Net increase	(32,796)	$ (334,952)	12,643	$ 161,693

Note 5. Investment Transactions

For the year ended December 31, 2012, purchases and sales of investment securities other than short-term investments aggregated $8,824,227 and $8,393,021, respectively.

Note 6. Tax Matters

As of December 31, 2012, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments                                    $7,679,354

Gross tax appreciation of investments                                                                                    $ 1,509,215

Gross tax depreciation of investments                                                                                    $  (139,165)

Net tax appreciation                                                                                                                    $ 1,370,050

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2012, the following represents the tax basis capital gains and losses:

Capital loss carry-forward expiring 12/31/17+

$ 1,795,658

Capital loss carry-forward expiring 12/31/18+

$    101,873

Short-term capital loss carry-forward indefinite expiration

$    322,065

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

* These deferrals are considered incurred in the subsequent year.

The Fund paid no distributions during the years ended December 31, 2012 and 2011.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of December 31, 2012, Pershing LLC held for the benefit of others, in aggregate, owned approximately 58.10% of the Fund’s shares and may be deemed to control the Fund.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The Pronouncement requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact that this Pronouncement may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

CAMCO Investors Fund

We have audited the accompanying statement of assets and liabilities of CAMCO Investors Fund, (the "Fund"), including the schedule of investments, as of December 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAMCO Investors Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
February 18, 2013

Camco Investors Fund
Expense Illustration
December 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which consist solely of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,030.82	$10.11
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.18	$10.03

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

CAMCO INVESTORS FUND

TRUSTEES & OFFICERS

DECEMBER 31, 2012 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Col. Richard Bruss c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 80	Trustee	One Year/ First Elected 12/2002	Retired – USAF (1990 – present)	1	None
Charles J. Bailey c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 67	Trustee	One Year/ First Elected 12/2002	Retired Regional Mgr. Tollgate Inc. (1995 – 2009)	1	None
Gary Comparetto c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 54	Trustee	One Year/ First Elected 2/2011	Senior Principal Engineer, MITRE Corporation (1997 – present)	1	None

The following table provides information regarding each officer of the Trust and each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act.

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Dennis M. Connor[1] c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 56	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 72	Treasurer and Chief Compliance Officer	One Year/ First Elected 12/04/04	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 54	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1994 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2012 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Approval of Management Agreement

The Trustees considered specific factors in evaluating an investment advisory contract, which include, but are not limited to, the following:  the investment performance of the Fund and the Adviser; the nature, extent and quality of the services provided by the Adviser to the Fund; the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship(s) with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the investment performance of the Fund, the Trustees reviewed information regarding the Fund’s performance over various periods including 1-year, 3-year, 5-year periods, compared to the Fund’s primary benchmark the S&P 500, as well as the Domini 400 Social Index, the Russell 300 Value Index and a Morningstar peer group of similarly sized funds pursuing a similar large capitalization U.S. equity-focused strategy.  The Trustees noted that while the Fund’s performance has been below the benchmarks, the Fund is not an index fund and does not pursue and index replication strategy.  They further noted that when compared to the Morningstar peer group, the Fund’s performance is only somewhat or slightly below average and well within the range of performance delivered by the peer group over the 1-, 3- and 5-year periods.  The Trustees discussed the relative performance lag caused by the Adviser’s defensive posture over the past year and concluded such a posture was reasonable in light of the economic uncertainty faced by the U.S. economy.  Next, the Trustees discussed the Adviser’s positive outlook for the Fund’s portfolio based on the Adviser security selection strategy.  The Trustees concluded that they believe the Fund’s portfolio is constructed in a manner consistent with the Fund’s investment objectives and investment restrictions.  Following discussion regarding the performance of the Fund, it was the consensus of the Board that the Fund’s performance, while below-average, was consistent with the economic climate, and the Board indicated that, overall, the Fund’s performance was acceptable.

As to the Adviser’s business and qualifications of personnel, the Trustees examined a copy of the Adviser’s most recent registration statement on Form ADV and reviewed the experience of the portfolio managers.  The Trustees reviewed a recent unaudited balance sheet for the Adviser and noted the Adviser represented that there had been no significant changes in the Adviser’s personnel, or principal activities.  The Trustees also reviewed with the Adviser the services to be provided to the Fund and noted that there would be no changes to those services.

As to costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from their relationships with the Fund, the Trustees reviewed the expenses of the peer group of funds.  They noted that while the Fund’s overall universal-style expense ratio of 1.98% was above-average, it was within the reasonable range of gross and net expenses incurred by the peer group.  Additionally, they noted that because the Fund has a universal fee structure a direct comparison of management fees is not feasible and that peer group management fees are as high as 1.40%.  Following discussion, the Board indicated satisfaction with the total expense ratio of the Fund.  After consideration, it was the consensus of the Board that the management fee was reasonable in light of the quality of the services the Fund receives from the Adviser and the level of fees paid by funds in the peer group.

The Trustees next reviewed information regarding the direct and indirect expenses of the Fund incurred by the Adviser, and the income received by the Adviser in managing the Fund.  The Trustees noted that the Adviser pays for all research on behalf of the Fund and does not utilize soft dollars.  They also noted that the Fund did not pay any 12b-1 fees for the distribution of the Fund’s shares.  They further noted that neither the Adviser nor the officers of the Fund receive additional compensation from any broker that executes trades on behalf of the Fund.  Following discussion, the Trustees concluded that the Adviser had only been marginally profitable with respect to the Fund and therefore the Adviser’s profits were not excessive. It was also the consensus of the Board that the Adviser’s profits and other resources were nonetheless adequate to ensure that the firm had adequate financial strength to continue to meet its obligations to pay Fund expenses and provide quality investment advisory services to the Fund.

As to economies of scale, the Trustees concluded that economies of scale will be realized if the Fund’s assets grow significantly.  However, the Board acknowledged that while a consideration of economies of scale is relevant at asset levels well in excess of the Fund’s approximate size of $10 million, they would continue to evaluate opportunities for the Adviser to pass on such cost savings to the Fund’s shareholders as the Fund’s assets grow.

The Board unanimously approved renewal of the Management Agreement between the Fund and the Adviser.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Gary Comparetto

Investment Adviser

Cornerstone Asset Management, Inc.

116 South Stewart Street

Winchester, VA  22601

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Directors has determined that Mr. Malcolm Uffelman is a financial expert.  Mr. Uffelman is an independent Director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 12,500

FY 2011

$ 12,250

(b)

Audit-Related Fees

Registrant

Adviser

FY 2012

$ 0

$ 0

FY 2011

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2012

$ 2,000

$ 0

FY 2011

$ 1,800

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2012

$ 0

$ 0

FY 2011

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2012

$ 2,000

FY 2011

$ 1,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 8, 2013

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date March 8, 2013